UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 to April 30, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2017
Classes A, C, I, R, and W
Global Fund-of-Funds
■
Voya Global Target Payment Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Navigating Uncertain Times
Dear Shareholder,
Geopolitical dynamics have wobbled and challenged global markets throughout history. During the past six months we have witnessed this with the U.S. and French elections, ongoing talk of Brexit and daily headlines regarding Russian interference in our election. When we add the ongoing global drama surrounding oil and the persistent threats that terrorism presents, it’s clear that investors face an array of international uncertainties.
Helping to counter this, 2017 has started off with notable economic improvements that have led the way for investors. Using the global economy as a guide, and with the expectation of staying on a similar road in the U.S., the U.S. Federal Reserve Board (“Fed”) has raised interest rates three times since December 2016.
Remarkably, the unpredictability of international politics and inconsistent economic advances have not led to spikes of market volatility. Markets seem to be more focused on encouraging improvements in corporate earnings over the last few quarters. Still, the low volatility over the reporting period raises concerns that perhaps investors have settled into a rut of complacency.
As investors seek to manage the risks of a capricious global voyage, we believe a diversified portfolio remains the most reliable map when endeavoring to protect and grow your investments. Before changing course, talk about your circumstances with your financial advisor to determine the best way to steer toward your destination.
Voya seeks to remain a reliable partner committed to reliable investing during your journey, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
May 24, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended April 30, 2017

Early in our new fiscal year, most of the world’s investment calculus was changed overnight with the unexpected result of the U.S. presidential election. For this and other reasons global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, jumped 12.49% in the six months through April. (The Index returned 12.12% for the six-month period ended April 30, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14, 2016, and projected three more in 2017.
The term “reflation trade,” meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress. Yet even before the election there were already signs in key economic areas of budding reflation, which would continue to grow in 2017.
In the euro zone, unemployment edged down to 9.6%, still high but the lowest since May 2009. Headline inflation reached 2.0% in February. Gross domestic product (“GDP”) grew 1.8% in 2016 over 2015, slightly faster than in the U.S. (1.6%). The European Central Bank confirmed that from April it would “taper” its bond buying from €80 billion per month to €60 billion, which would put upward pressure on bond yields.
China had been a matter of grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. But over the next 12 months, matters stabilized. While too much debt and sharply rising home prices were still problems, GDP growth was targeted at 6.5% year-over-year. Actual growth in the fourth quarter of 2016 was 6.8%. Very much in the reflation theme, after 54 consecutive months of annual declines in producer prices, these turned positive in and after September 2016.
In the U.S., the labor market continued to tighten. The April employment report showed the unemployment rate falling to 4.50% and wages up 2.7% in the last year. The consumer price index rose 2.4% in the year through February, the core component 2.0%. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) interest rate increase on March 15, 2017, after increasingly hawkish remarks from its officials.
By then, however, doubts about the “reflation trade” were being voiced. Some pointed to a dichotomy between “soft” data like consumer and small business confidence indices, which were strong, and “hard” data like retail sales and non-defense capital goods orders which were tepid by comparison.
On a practical level, the new administration’s legislative agenda would start with the American Health Care Act (“AHCA”) to replace the Affordable Care Act. This involved complex and contentious issues, as would tax reform, deregulation and infrastructure spending. When the AHCA was abandoned on March 24, 2017, with even the majority party unable to agree on its terms, some commentators fretted whether markets had come too far, too fast. But after a brief dip, the Index made new highs and ended April just below its best levels.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.67% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond sub-index lost 1.43%, its long-term subsector down 5.19% as the yield curve rose, despite a late partial reversal. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 0.23%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 5.30%.
U.S. equities, represented by the S&P 500® index including dividends, surged 13.32% through April. The earnings per share of its constituent companies looked set to achieve 12% growth year-over-year in the first quarter of 2017, the best increase since 2011. The financials sector was the top performer, up 20.35%, arguably with the most to gain from the election result. Energy was the weakest sector, up only 0.13%, as a sharp fall in oil prices outweighed the initial reflation boost given to the sector.
In currencies, the dollar added just 0.76% against the euro, moving in a narrow range throughout the period. The dollar gained 6.32% on the yen, the prospects of accelerating U.S. interest rates reversing an earlier period of yen strength. The dollar lost 5.50% to the pound, driven in part by Prime Minister May’s late announcement of an election, which she should win with a sizeable majority.
In international markets, the MSCI Japan® Index gained 10.14%, sentiment was ever boosted by the weaker yen. The MSCI Europe ex UK® Index leaped 16.11%. A rotation out of U.S. stocks and into the stocks of the MSCI Europe ex UK® Index was a growing theme in the financial press. Corporate earnings were improving and political risks posed by upcoming French elections were thought to be receding. The MSCI UK® Index climbed 5.72%, more than half of which was contributed by financials, especially Lloyds Bank, HSBC and Prudential.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 400® Index	An index, which is distinct from the large-cap S&P 500®, that measures the performance of mid-sized companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	An total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Voya Global Target Payment Fund	Portfolio Managers’ Report

Target Allocations as of April 30, 2017 (as a percentage of net assets)

International Developed	23%
Core Fixed Income	21%
Large Cap	21%
Senior Loans	8%
U.S High Yield	8%
Emerging Markets	5%
Global Real Estate	4%
Mid Cap	4%
Small Cap	4%
Global Bond	2%
Portfolio holdings are subject to change daily.
Voya Global Target Payment Fund’s (the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, and Jody Hrazanek, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund’s MPP is designed to provide 12 level monthly payments throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.
Performance: For the six-month period ended April 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.73% compared to the S&P Target Risk Growth Index, the GTP Composite Index(1) and the 60% MSCI All Country World IndexSM/40% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.34%, 7.41% and 6.65%, respectively, for the six-month period. During the six-month period, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of  $0.038 per share for Class A shares, which includes a total of  $0.14 per share of return of capital for Class A shares for the six-month period ended April 30, 2017.
Portfolio Specifics: For the reporting period, the Fund underperformed both the GTP Composite Index and the S&P Target Risk Growth Index. The primary cause of the underperformance relative to the GTP Composite Index, aside from the expenses of the underlying mutual funds, was the call option writing strategy.
The Fund attempts to outperform through the selection of underlying funds, which represent the various asset classes within the GTP Composite Index. The biggest detractors from relative returns over the period were Voya Multi-Manager International Equity Fund, Voya Global Real Estate Fund, and Voya Floating Rate Fund. The largest outperformers were Voya Global Bond Fund, Voya Multi-Manager Emerging Markets Fund, and Voya Mid Cap Opportunities Fund. In late January, a four percent strategic allocation was made to the Voya High Dividend Low Volatility Fund (“HDLV”). The funds for this investment were sourced in equal weights from Voya Large Cap Growth Fund and Voya Large Cap Value Fund. The Investment team believes that HDLV will benefit the Fund as it offers the potential for higher income, excess returns, and lower volatility relative to the Russell 1000® Index. There were also changes made to the Voya Multi-Manager International Equity Fund and the Voya Multi-Manager International Factors Fund (previously named Voya International Core Fund). In Voya Multi-Manager International Equity Fund, sub-advisors J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc. were replaced by Polaris Capital Management LLC and Wellington Management Company LLC (“Wellington”). In Voya Multi-Manager International Factors Fund, sub-advisor Wellington was replaced by PanAgora Asset Management, Inc. and Voya Investment Management Co. LLC.
At the end of February, the investment team re-evaluated the Fund’s strategic asset allocation based on our annual Fund review process. This resulted in an increase to U.S. Small Cap vs. U.S. Large Cap, an increase in Value vs. Growth, an increase in Emerging Markets vs U.S. Equity, an increase in Senior Loans vs. High Yield, and a decrease in commodities.
•
U.S. Small Cap vs. U.S. Large Cap — the small-cap premium, which compensates investors for the added risk of owning smaller companies, was increased alongside our forecast for a stronger trade-weighted U.S. dollar, as foreign sales constitute a smaller portion of small cap company’s revenues than those of larger capitalization equities.

•
Value vs. Growth — our research is consistent with the work by Eugene Fama and Ken French, which concludes that value equities outperform the broader equity market over long-run investment cycles. We believe this is the case because companies that are classified as value, are often turn around opportunities that have had disappointing news or companies with low growth prospects. As such, they have a higher likelihood of being misunderstood or mispriced, which can provide an excess return over time.

•
Emerging Markets vs. U.S. Equity — given the performance lag since the recovery began and the relatively strong growth dynamics, our return forecast for emerging markets compared to developed markets has improved.

•
Senior Loans vs. High Yield — with credit spreads tight and LIBOR moving past floor rates on many outstanding loans and expected to move higher, the investment team sought to mitigate duration risk in the Fund by overweighting Senior Loans vs. High Yield.

Portfolio Managers’ Report	Voya Global Target Payment Fund

•
Commodities vs. Senior Loans — given that real yields have moved modestly positive and the threat of deflation has significantly subsided, we have removed commodities in favor of senior loans given their attractive yield.

The Fund attempts to outperform the GTP Composite Index through tactical asset allocation, i.e., deviating from the GTP Composite Index weightings over the short and medium-term. The Fund’s allocation effect on returns from the tactical moves executed during the period was neutral. A long held underweight to Core Fixed Income and an overweight to U.S. Mid Cap Equities were the biggest drivers of excess returns over the six-month period. The investment team continues to prefer equity over fixed income as global growth is becoming more synchronized, corporate earnings are trending higher, and relative valuations support a tilt towards stocks. The main detractors during the period were an overweight to Emerging Markets held through the middle of November and an overweight to Japanese equities initiated in January and held through the end of February. The Emerging Markets trade rationale was based on an improving growth outlook driven by commodity producers and a longer runway for an asset class that had been out of favor for years. The position was closed following the U.S. presidential election based on concerns a strengthening U.S. Dollar would continue tightening financial conditions. The Japan trade was intended to capitalize on an acceleration in global growth and the expected benefits from the Bank of Japan’s Quantitative and Qualitative Easing program (QQE). However, the positive effects from QQE didn’t materialize within the time frame anticipated and the position was closed out at a loss due to poor market technicals.
The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices and Index ETFs, including the S&P 500® Index, S&P 400® Index and MSCI EAFE® Index. The options overlay was a big drag on performance over the period detracting approximately 130 basis points (1.30%) from returns, as global equities rallied post-election through the end of 2016 and have continued their march higher in the first four months of 2017. On March 28th, the call option overwrite coverage was reduced to 20% from 25%. The coverage amount was reset back to the default level of 20% because of the investment team’s lower conviction on their volatility forecast and the path of future returns.
Current Strategy and Outlook: Our Funds continue to hold a bias toward risk assets. In the United States, we are nearly halfway through first quarter earnings season and the results have been quite good. We are seeing broad-based earnings and sales growth, which is a dramatic improvement over this time last year. In fact, 51% of companies so far reported have beaten estimates on both earnings and sales, whereas historically only 35% have beat both. This earnings strength is also extending beyond the U.S., and we are seeing net positive global earnings revisions for the first time in two years. As we see continued signs of global strength we are maintaining our positions in Europe and emerging market equities. Fund flow data indicate that these two asset classes are starting to get attention from institutional investors; we think the flows resemble covering of underweight positions rather than ebullience.
Bond yields were a big topic of discussion as the U.S. Treasury 10-year yield fell during the month of April. While bond yields are off of their recent lows of 2.17%, the move was meaningful especially in light of equity markets that were not in distress. We think the factors suppressing bond yields have been the inflation data (CPI and core personal consumption expenditures) looking like they may have peaked, bonds receiving stronger flows than equities, French elections and lastly, the quickly closing legislative window to pass any kind of tax reform in 2017. Does any of this change our view on bonds? Our models and quantitative work tells us that U.S. Treasury bonds are not likely to produce much beyond their coupon rate for this year, which is just about the 2% return they have already delivered year-to-date. The longer-term concern with the U.S. economy now at full employment is rising wages, offering clear signs that bond yields will likely be higher than current levels over the summer. The potential catalyst may be the second round of the French election, the U.K. election, or the next U.S. employment report. Thus, we stick with our positive view on senior loans that offer credit exposure and lower duration than competing fixed-rate asset classes.

*
Please see the Fund’s “Additional Information” section regarding the MPP on page 32.

(1)
The GTP Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of April 30, 2017, the index allocation is approximately: 6% of the S&P 500® Index, 5% of the Russell 1000® Growth Index, 10.5% of the Russell 1000® Value Index, 4% of the Russell Midcap® Index, 4% of the Russell 2000® Index, 22% of the MSCI EAFE® Index, 5% of the MSCI Emerging Markets IndexSM, 4% of the FTSE/EPRA NAREIT Developed Index, 22% of the Bloomberg Barclays U.S. Aggregate Bond Index, 8% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 2% of the Bloomberg Barclays Global Aggregate Index, 7.5% of the S&P/LSTA Leveraged Loan Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 to April 30, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2017**	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2017**
Class A	$1,000.00	$1,057.30	0.66%	$3.37	$1,000.00	$1,021.52	0.66%	$3.31
Class C	1,000.00	1,052.40	1.41	7.18	1,000.00	1,017.80	1.41	7.05
Class I	1,000.00	1,057.80	0.35	1.79	1,000.00	1,023.06	0.35	1.76
Class R	1,000.00	1,055.80	0.91	4.64	1,000.00	1,020.28	0.91	4.56
Class W	1,000.00	1,059.20	0.41	2.09	1,000.00	1,022.76	0.41	2.06

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited)

ASSETS:
Investments in affiliated underlying funds at fair value*	$380,774,784
Investments in unaffiliated underlying funds at fair value**	92,012,879
Short-term investments at fair value***	2,433,594
Total investments at fair value	$475,221,257
Cash collateral for futures	466,985
Foreign cash collateral for futures****	114,333
Receivables:
Fund shares sold	1,485,088
Dividends	759
Prepaid expenses	55,344
Other assets	6,424
Total assets	477,350,190
LIABILITIES:
Income distribution payable	126,901
Payable for fund shares redeemed	1,836,994
Payable for investment management fees	201,225
Payable for distribution and shareholder service fees	163,512
Payable to directors under the deferred compensation plan (Note 6)	6,424
Payable for director fees	2,340
Other accrued expenses and liabilities	145,060
Written options, at fair value^	1,669,774
Total liabilities	4,152,230
NET ASSETS	$473,197,960
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$462,941,856
Undistributed net investment income	1,384,900
Accumulated net realized loss	(1,805,657)
Net unrealized appreciation	10,676,861
NET ASSETS	$473,197,960
* Cost of investments in affiliated underlying funds	$373,606,236
** Cost of investments in unaffiliated underlying funds	$88,177,584
*** Cost of short-term investments	$2,433,594
**** Cost of foreign cash collateral for futures	$114,198
^ Premiums received on written options	$1,235,444
See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2017 (Unaudited) (continued)

Class A
Net assets	$164,337,857
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	19,992,760
Net asset value and redemption price per share†	$8.22
Maximum offering price per share (5.75%)(1)	$8.72
Class C
Net assets	$158,569,545
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	18,649,719
Net asset value and redemption price per share†	$8.50
Class I
Net assets	$109,363,943
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	13,348,859
Net asset value and redemption price per share	$8.19
Class R
Net assets	$313,196
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	38,154
Net asset value and redemption price per share	$8.21
Class W
Net assets	$40,613,419
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	4,967,005
Net asset value and redemption price per share	$8.18

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$5,634,771
Dividends from unaffiliated underlying funds	1,046,441
Total investment income	6,681,212
EXPENSES:
Investment management fees	520,916
Distribution and shareholder service fees:
Class A	197,043
Class C	804,264
Class R	862
Transfer agent fees:
Class A	66,550
Class C	67,702
Class I	12,492
Class R	149
Class W	17,862
Shareholder reporting expense	61,540
Registration fees	54,379
Professional fees	23,892
Custody and accounting expense	12,670
Director fees	7,022
Miscellaneous expense	12,271
Interest expense	25
Total expenses	1,859,639
Recouped and reimbursed fees	60,772
Net expenses	1,920,411
Net investment income	4,760,801
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	5,679,127
Sale of unaffiliated underlying funds	616,310
Capital gain distributions from affiliated underlying funds	3,053,133
Foreign currency related transactions	3,018
Futures	(363,490)
Written options	(5,241,695)
Net realized gain	3,746,403
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	12,151,905
Unaffiliated underlying funds	5,332,243
Foreign currency related transactions	135
Futures	107,213
Written options	(505,327)
Net change in unrealized appreciation (depreciation)	17,086,169
Net realized and unrealized gain	20,832,572
Increase in net assets resulting from operations	$25,593,373
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended April 30, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$4,760,801	$6,477,964
Net realized gain	3,746,403	1,080,543
Net change in unrealized appreciation (depreciation)	17,086,169	269,884
Increase in net assets resulting from operations	25,593,373	7,828,391
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(772,188)	(2,836,259)
Class C	(293,920)	(2,131,223)
Class I	(658,395)	(2,075,876)
Class R	(1,133)	(5,415)
Class W	(271,063)	(904,641)
Net realized gains:
Class A	(1,246,360)	(2,207,240)
Class C	(1,261,857)	(2,379,721)
Class I	(811,183)	(1,485,979)
Class R	(2,755)	(3,119)
Class W	(355,060)	(568,383)
Return of capital:
Class A	(2,738,885)	(5,025,779)
Class C	(2,639,316)	(5,485,852)
Class I	(1,794,567)	(3,124,525)
Class R	(5,670)	(10,938)
Class W	(727,102)	(1,390,402)
Total distributions	(13,579,454)	(29,635,352)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	64,968,658	157,537,435
Reinvestment of distributions	12,793,346	28,233,642
	77,762,004	185,771,077
Cost of shares redeemed	(87,894,311)	(135,410,130)
Net increase (decrease) in net assets resulting from capital share transactions	(10,132,307)	50,360,947
Net increase in net assets	1,881,612	28,553,986
NET ASSETS:
Beginning of year or period	471,316,348	442,762,362
End of year or period	$473,197,960	$471,316,348
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$1,384,900	$(1,552,762)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-17	8.01	0.09•	0.36	0.45	0.04	0.06	0.14	0.24	—	8.22	5.73	0.63	0.66	0.66	2.21	164,338	28
10-31-16	8.40	0.13	0.02	0.15	0.15	0.13	0.26	0.54	—	8.01	1.92	0.64	0.63	0.63	1.60	155,070	57
10-31-15	8.89	0.15	(0.10)	0.05	0.18	0.11	0.25	0.54	—	8.40	0.55	0.64	0.61	0.61	1.56	145,212	82
10-31-14	8.90	0.14•	0.38	0.52	0.16	0.27	0.10	0.53	—	8.89	6.07	0.60	0.56	0.56	1.60	114,197	22
10-31-13	8.45	0.21	0.78	0.99	0.29	0.09	0.16	0.54	—	8.90	12.05	0.66	0.53	0.53	2.62	68,100	71
10-31-12	8.30	0.17	0.52	0.69	0.23	0.20	0.11	0.54	—	8.45	8.58	0.70	0.51	0.51	2.01	50,693	75
Class C
04-30-17	8.29	0.06•	0.37	0.43	0.02	0.06	0.14	0.22	—	8.50	5.24	1.38	1.41	1.41	1.49	158,570	28
10-31-16	8.68	0.07	0.03	0.10	0.10	0.13	0.26	0.49	—	8.29	1.28	1.39	1.38	1.38	0.85	170,237	57
10-31-15	9.19	0.07•	(0.09)	(0.02)	0.13	0.11	0.25	0.49	—	8.68	(0.23)	1.39	1.36	1.36	0.80	160,632	82
10-31-14	9.21	0.07•	0.40	0.47	0.12	0.27	0.10	0.49	—	9.19	5.21	1.35	1.31	1.31	0.78	113,862	22
10-31-13	8.75	0.15•	0.81	0.96	0.25	0.09	0.16	0.50	—	9.21	11.15	1.41	1.28	1.28	1.68	38,468	71
10-31-12	8.59	0.11	0.54	0.65	0.18	0.20	0.11	0.49	—	8.75	7.81	1.45	1.26	1.26	1.28	21,912	75
Class I
04-30-17	7.99	0.10•	0.35	0.45	0.05	0.06	0.14	0.25	—	8.19	5.78	0.32	0.35	0.35	2.50	109,364	28
10-31-16	8.37	0.16	0.03	0.19	0.18	0.13	0.26	0.57	—	7.99	2.38	0.34	0.32	0.32	1.93	101,305	57
10-31-15	8.87	0.16•	(0.09)	0.07	0.21	0.11	0.25	0.57	—	8.37	0.82	0.34	0.30	0.30	1.89	98,994	82
10-31-14	8.89	0.15•	0.39	0.54	0.19	0.27	0.10	0.56	—	8.87	6.25	0.34	0.31	0.31	1.72	76,730	22
10-31-13	8.44	0.24•	0.78	1.02	0.32	0.09	0.16	0.57	—	8.89	12.38	0.39	0.28	0.28	2.78	12,573	71
10-31-12	8.30	0.20	0.51	0.71	0.26	0.20	0.11	0.57	—	8.44	8.76	0.43	0.24	0.24	2.39	5,213	75
Class R
04-30-17	8.00	0.08•	0.36	0.44	0.03	0.06	0.14	0.23	—	8.21	5.58	0.88	0.91	0.91	2.10	313	28
10-31-16	8.38	0.10	0.04	0.14	0.13	0.13	0.26	0.52	—	8.00	1.77	0.89	0.88	0.88	1.34	399	57
10-31-15	8.88	0.12•	(0.09)	0.03	0.17	0.11	0.25	0.53	—	8.38	0.26	0.89	0.86	0.86	1.41	53	82
10-31-14	8.89	0.12	0.38	0.50	0.14	0.27	0.10	0.51	—	8.88	5.82	0.85	0.81	0.81	1.34	5	22
10-31-13	8.45	0.21•	0.76	0.97	0.28	0.09	0.16	0.53	—	8.89	11.75	0.91	0.78	0.78	2.39	3	71
10-31-12	8.30	0.15	0.52	0.67	0.21	0.20	0.11	0.52	—	8.45	8.30	0.95	0.76	0.76	1.84	3	75
Class W
04-30-17	7.97	0.10•	0.36	0.46	0.05	0.06	0.14	0.25	—	8.18	5.92	0.38	0.41	0.41	2.50	40,613	28
10-31-16	8.36	0.15	0.02	0.17	0.17	0.13	0.26	0.56	—	7.97	2.23	0.39	0.38	0.38	1.84	44,305	57
10-31-15	8.85	0.15•	(0.08)	0.07	0.20	0.11	0.25	0.56	—	8.36	0.82	0.39	0.36	0.36	1.79	37,871	82
10-31-14	8.87	0.16	0.38	0.54	0.19	0.27	0.10	0.56	—	8.85	6.26	0.35	0.31	0.31	1.87	23,385	22
10-31-13	8.43	0.24•	0.77	1.01	0.32	0.09	0.16	0.57	—	8.87	12.27	0.41	0.28	0.28	2.73	13,716	71
10-31-12	8.28	0.19	0.53	0.72	0.26	0.20	0.11	0.57	—	8.43	8.91	0.45	0.26	0.26	2.30	8,802	75
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six separate active investment series. This report is for Voya Global Target Payment Fund (“Global Target Payment” or the “Fund”), which is a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended April 30, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended April 30, 2017.
The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties.
These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of April 30, 2017, the total fair value of written OTC call options subject to Master Agreements in a liability position was $1,669,774. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not pledge any cash collateral for its open written OTC call options at April 30, 2017.
G. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the period ended April 30, 2017, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated Underlying Funds during periods of declining markets. Please refer to Note 8 for the volume of written option activity during the period ended April 30, 2017.
H. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2017, the Fund had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. During the period ended April 30, 2017, the Fund had sold futures contracts on various equity indices to manage exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2017, the Fund had an average notional value on futures contracts purchased and sold of  $5,417,126 and $7,083,560, respectively. Please refer to the tables following the Portfolio of Investments for open futures contracts at April 30, 2017.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2017, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were: $132,005,476 and $158,579,641, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except Class I and Class W) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Contingent Deferred Sales Charges:	$—	$6,243
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2017, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)(1)
Class A	Class C	Class I	Class R	Class W
1.30%	2.05%	0.99%	1.55%	1.05%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of April 30, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
April 30,
2018	2019	2020	Total
$25,996	$34,390	$28,353	$88,739

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2017, are as follows:
	April 30,
	2018	2019	2020	Total
Class A	$10,358	$8,445	$—	$18,803
Class C	10,341	8,609	—	18,950
Class I	—	27,756	9,089	36,845
Class W	2,172	1,820	—	3,992
The Expense Limitation Agreement is contractual through at least March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — WRITTEN OPTIONS
Transactions in written OTC call options on equity indices for the period ended April 30, 2017 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2016	949,535	$1,744,670
Options Written	4,388,463	6,801,783
Options Expired	(968,690)	(1,815,639)
Options Terminated in Closing Purchase Transactions	(3,647,218)	(5,495,370)
Balance at 04/30/2017	722,090	$1,235,444

NOTE 9 — LINE OF CREDIT
The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund did not utilize the line of credit during the period ended April 30, 2017.

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
4/30/2017	2,284,944	—	513,397	(2,162,487)	635,854	18,483,308	—	4,149,840	(17,474,624)	5,158,524
10/31/2016	5,352,876	—	1,096,861	(4,386,649)	2,063,088	43,497,341	—	8,872,626	(35,593,670)	16,776,297
Class C
4/30/2017	1,097,428	—	491,994	(3,485,372)	(1,895,950)	9,180,249	—	4,109,485	(29,100,201)	(15,810,467)
10/31/2016	5,794,955	—	1,175,369	(4,927,313)	2,043,011	48,706,877	—	9,833,815	(41,287,504)	17,253,188
Class I
4/30/2017	3,860,636	—	394,470	(3,592,785)	662,321	31,132,347	—	3,177,480	(28,923,638)	5,386,189
10/31/2016	5,802,036	—	825,687	(5,764,538)	863,185	46,876,677	—	6,658,868	(45,957,317)	7,578,228
Class R
4/30/2017	2,337	—	1,183	(15,197)	(11,677)	18,953	—	9,533	(122,293)	(93,807)
10/31/2016	46,341	—	2,407	(5,295)	43,453	384,258	—	19,434	(43,293)	360,399
Class W
4/30/2017	766,163	—	167,610	(1,523,974)	(590,201)	6,153,801	—	1,347,008	(12,273,555)	(4,772,746)
10/31/2016	2,238,949	—	353,726	(1,564,047)	1,028,628	18,072,282	—	2,848,899	(12,528,346)	8,392,835

NOTES TO FINANCIAL STATEMENTS as of April 30, 2017 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current tax period ending April 30, 2017 has been estimated below and may change after the Fund’s tax year-end of December 31, 2017. The tax composition of dividends and distributions to shareholders was as follows:
Four Months Ended April 30, 2017		Tax Year Ended December 31, 2016
Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
$1,451,496	$7,023,855	$7,920,604	$3,677,304	$18,370,035
The tax-basis components of distributable earnings as of the Fund’s tax year ended December 31, 2016 were:
Unrealized Appreciation/ (Depreciation)
$(12,569,909)
At December 31, 2016, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 12 — SUBSEQUENT EVENTS
Line of Credit renewal: Effective May 19, 2017, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Dividends: Subsequent to April 30, 2017, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0380	June 1, 2017	May 30, 2017
Class C	$0.0340	June 1, 2017	May 30, 2017
Class I	$0.0400	June 1, 2017	May 30, 2017
Class R	$0.0360	June 1, 2017	May 30, 2017
Class W	$0.0400	June 1, 2017	May 30, 2017
Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 19.4%
172,159		iShares Core U.S. Aggregate Bond ETF	$18,808,371	4.0
106,300		iShares iBoxx $ High Yield Corporate Bond Fund	9,367,156	2.0
229,896		iShares MSCI EAFE Index Fund	14,667,365	3.1
241,956		iShares MSCI Emerging Markets Index Fund	9,692,757	2.0
220,805		iShares Russell 1000 Value Index Fund	25,330,750	5.3
64,714		Vanguard S&P 500 ETF	14,146,480	3.0
		Total Exchange-Traded Funds (Cost $88,177,584)	92,012,879	19.4
MUTUAL FUNDS: 80.5%
		Affiliated Investment Companies: 80.5%
3,561,839		Voya Floating Rate Fund - Class I	35,297,820	7.5
969,695		Voya Global Bond Fund - Class R6	9,473,918	2.0
971,773		Voya Global Real Estate Fund - Class R6	18,541,426	3.9
3,482,376		Voya High Yield Bond Fund - Class R6	28,416,186	6.0
8,021,430		Voya Intermediate Bond Fund - Class R6	80,775,796	17.1
1,728,484		Voya Large Cap Value Fund - Class R6	23,282,683	4.9
580,724		Voya Large-Cap Growth Fund - Class R6	21,759,727	4.6
369,441	@	Voya MidCap Opportunities Fund - Class R6	9,583,300	2.0
1,332,462		Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,697,051	3.1
4,163,009		Voya Multi-Manager International Equity Fund - Class I	46,126,140	9.7
4,628,634		Voya Multi-Manager International Factors Fund - Class I	45,916,050	9.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
804,714	Voya Multi-Manager Mid Cap Value Fund - Class I	$9,262,255	2.0
1,050,528	Voya Small Company Fund - Class R6	18,772,942	4.0
1,766,806	Voya U.S. High Dividend Low Volatility Fund - Class I	18,869,490	4.0
	Total Mutual Funds (Cost $373,606,236)	380,774,784	80.5
	Total Long-Term Investments (Cost $461,783,820)	472,787,663	99.9
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
2,433,594	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.650%†† (Cost $2,433,594)	2,433,594	0.5
	Total Short-Term Investments (Cost $2,433,594)	2,433,594	0.5
	Total Investments in Securities (Cost $464,217,414)	$475,221,257	100.4
	Liabilities in Excess of Other Assets	(2,023,297)	(0.4)
	Net Assets	$473,197,960	100.0

††
Rate shown is the 7-day yield as of April 30, 2017.

@
Non-income producing security.

Cost for federal income tax purposes is $464,561,496.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,428,877
Gross Unrealized Depreciation	(2,769,116)
Net Unrealized Appreciation	$10,659,761

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$92,012,879	$—	$—	$92,012,879
Mutual Funds	380,774,784	—	—	380,774,784
Short-Term Investments	2,433,594	—	—	2,433,594
Total Investments, at fair value	$475,221,257	$—	$—	$475,221,257
Other Financial Instruments+
Futures	170,748	—	—	170,748
Total Assets	$475,392,005	$—	$—	$475,392,005
Liabilities Table
Other Financial Instruments+
Futures	$(63,535)	$—	$—	$(63,535)
Written Options	—	(1,669,774)	—	(1,669,774)
Total Liabilities	$(63,535)	$(1,669,774)	$—	$(1,733,309)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$28,624,351	$7,865,614	$(1,144,746)	$(47,399)	$35,297,820	$633,578	$(8,244)	$—
Voya Global Bond Fund - Class R6	9,358,064	494,392	(299,806)	(78,732)	9,473,918	$294,401	(65,181)	—
Voya Global Real Estate Fund - Class R6	19,224,165	687,875	(1,161,021)	(209,593)	18,541,426	$437,531	39,844	50,343
Voya High Yield Bond Fund - Class R6	33,309,610	829,653	(6,242,540)	519,463	28,416,186	$829,645	135,237	—
Voya Intermediate Bond Fund - Class R6	76,661,990	8,380,278	(3,308,923)	(957,549)	80,775,796	$1,275,142	36,484	—
Voya Multi-Manager International Factors Fund - Class I	40,226,192	11,160,695	(8,523,304)	3,052,467	45,916,050	$513,468	472,407	—
Voya Large Cap Value Fund - Class R6	33,262,359	280,437	(13,769,933)	3,509,820	23,282,683	$280,437	(300,051)	—
Voya Large-Cap Growth Fund - Class R6	47,334,752	2,055,428	(27,979,166)	348,713	21,759,727	$214,734	2,281,109	1,740,694
Voya MidCap Opportunities Fund - Class R6	9,510,928	537,615	(1,122,176)	656,933	9,583,300	$—	141,661	537,615
Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,243,365	5,282,538	(5,617,468)	788,616	14,697,051	$108,671	255,513	—
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2017 (Unaudited) (continued)

Issuer	Beginning Market Value at 10/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Multi-Manager International Equity Fund - Class I	40,317,580	5,774,834	(3,133,745)	3,167,471	46,126,140	$724,245	96,105	—
Voya Multi-Manager International Small Cap Fund - Class I	14,231,672	147,710	(14,425,956)	46,574	—	$147,710	638,398	—
Voya Multi-Manager Mid Cap Value Fund - Class I	9,271,148	5,274,734	(5,517,523)	233,896	9,262,255	$115,243	713,861	159,491
Voya Small Company Fund - Class R6	9,317,271	17,772,102	(8,236,680)	(79,751)	18,772,942	$24,671	1,177,697	564,990
Voya U.S. High Dividend Low Volatility Fund - Class I	—	18,809,238	(1,140,724)	1,200,976	18,869,490	$35,295	64,287	—
	$384,893,447	$85,353,143	$(101,623,711)	$12,151,905	$380,774,784	$5,634,771	$5,679,127	$3,053,133

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2017, the following futures contracts were outstanding for Voya Global Target Payment Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50® Index	128	06/16/17	$4,891,222	$170,748
			$4,891,222	$170,748
Short Contracts
S&P 500 E-Mini	(40)	06/16/17	(4,761,000)	(63,535)
			$(4,761,000)	$(63,535)

At April 30, 2017, the following over-the-counter written options were outstanding for Voya Global Target Payment Fund:
Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Securities
659,585	Goldman Sachs International	Call on iShares® MSCI EAFE Index Fund	62.600 USD	05/04/17	$606,951	$(826,758)
16,224	Goldman Sachs International	Call on S&P 500® Index	2,355.840 USD	05/18/17	430,739	(588,400)
46,281	Goldman Sachs International	Call on SPDR® S&P® MidCap 400 ETF	309.630 USD	05/04/17	197,754	(254,616)
Total Written OTC Options					$1,235,444	$(1,669,774)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$170,748
Total Asset Derivatives		$170,748
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$63,535
Equity contracts	Written options, at fair value	1,669,774
Total Liability Derivatives		$1,733,309

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2017 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$(363,490)	$(5,241,695)	$(5,605,185)
Total	$(363,490)	$(5,241,695)	$(5,605,185)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$107,213	$(505,327)	$(398,114)
Total	$107,213	$(505,327)	$(398,114)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2017:
Goldman Sachs International
Liabilities:
Written options	$1,669,774
Total Liabilities	$1,669,774
Net OTC derivative instruments by counterparty, at fair value	$(1,669,774)
Total collateral pledged by Fund/(Received from counterparty)	$—
Net Exposure(1)	$(1,669,774)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contract AND SUB-ADVISORY CONTRACT
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Target Payment Fund (the “Fund”), as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Fund’s existing investment management and sub-advisory contracts. At a meeting held on November 17, 2016, the Board, including a majority of the Independent Directors, considered whether to renew and approve the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Adviser”) and the Fund, and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), effective through November 30, 2017.
In addition to the Board meeting on November 17, 2016, the Independent Directors also held separate meetings outside the presence of Management on October 18, 2016 and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors.
At its November 17, 2016 meeting, the Board, including the Independent Directors voted to renew the Management Contract and Sub-Advisory Contract for the Fund effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (the “Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of the Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for the Voya funds, including the Fund’s existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Directors and the appointment and election of new Directors. In addition, the Independent Directors have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged the Fund’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where the Fund’s performance has lagged its Selected Peer Group (defined below).

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors in developing and determining a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Directors review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of investment management and sub-advisory arrangements (including the Fund’s Management and Sub-Advisory Contracts). The Independent Directors have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Management and Sub-Advisory Contracts at its November 17, 2016 meeting that would be effective through November 30, 2017. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Fund’s operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Fund.
The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the November 17, 2016 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund performance by the Company’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.
Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief
Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to its Morningstar category average and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Fund also benefits from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.
In considering the Fund’s Management Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the compensation arrangements for the Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to provide high-quality services to the Fund. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category average, Selected Peer Group and primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its November 17, 2016 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2016.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date period.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board also considered that while the Fund does not have advisory fee or sub-advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic and the Fund’s investment performance.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Fund, not inclusive of AFFE, is below the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing the fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; and (2) Management’s representations regarding the competitiveness of the Fund’s expense ratio.
The Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services. Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

calculating profit data can give rise to dramatically different profit and loss results.
In considering management and sub-advisory contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in the sub-advisers or portfolio managers; and strategy modifications.
Conclusion
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Additional Information (Unaudited)

MANAGED PAYMENT POLICY
The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.
For the calendar year 2017, the Fund will make a level monthly payment of  $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.040 per share for Class W shares, and $0.036 per share for Class R shares. The level monthly payment amount for calendar year 2017 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 5.35% for Class A shares, 4.60% for Class C shares, 5.65% for Class I shares, 5.60% for Class W shares, and 5.10% for Class R shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of  $380 from their holdings in Class A shares, $340 from their holdings in Class C shares, $400 from their holdings in Class I shares, $400 from holdings in Class W shares, and $360 from holdings in Class R shares from the Fund during 2016.
The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.
Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.
While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.
Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.
MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS
In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.
The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.
RETURN OF CAPITAL
Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year-to-date payments through the

Additional Information (Unaudited) (continued)

preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163309          (0417-062317)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: July 6, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 6, 2017